Exhibit 99.2

CITIGROUP -- QUARTERLY FINANCIAL DATA SUPPLEMENT	1Q22

CITIGROUP FINANCIAL SUMMARY

(In millions of dollars, except per share amounts and as otherwise noted)

						1Q22 Increase/
	1Q	2Q	3Q	4Q	1Q	(Decrease) from
	2021	2021	2021	2021	2022	4Q21	1Q21

Total revenues, net of interest expense(1)(2)	$19,667	$17,753	$17,447	$17,017	$19,186	13%	(2%)
Total operating expenses(1)(3)	11,413	11,471	11,777	13,532	13,165	(3%)	15%
Net credit losses (NCLs)	1,748	1,320	961	866	872	1%	(50%)
Credit reserve build / (release) for loans	(3,227)	(2,446)	(1,149)	(1,176)	(612)	48%	81%
Provision / (release) for unfunded lending commitments	(626)	44	(13)	(193)	474	NM	NM
Provisions for benefits and claims, HTM debt securities and other assets	50	16	9	38	21	(45%)	(58%)
Provisions for credit losses and for benefits and claims	(2,055)	(1,066)	(192)	(465)	755	NM	NM
Income from continuing operations before income taxes	10,309	7,348	5,862	3,950	5,266	33%	(49%)
Income taxes(4)	2,332	1,155	1,193	771	941	22%	(60%)
Income from continuing operations	7,977	6,193	4,669	3,179	4,325	36%	(46%)
Income (loss) from discontinued operations, net of taxes	(2)	10	(1)	-	(2)	NM	-
Net income before noncontrolling interests	7,975	6,203	4,668	3,179	4,323	36%	(46%)
Net income (loss) attributable to noncontrolling interests	33	10	24	6	17	NM	(48%)
Citigroup's net income	$7,942	$6,193	$4,644	$3,173	$4,306	36%	(46%)

Diluted earnings per share:
Income from continuing operations	$3.62	$2.84	$2.15	$1.46	$2.02	38%	(44%)
Citigroup's net income	$3.62	$2.85	$2.15	$1.46	$2.02	38%	(44%)

Preferred dividends	$292	$253	$266	$229	$279	22%	(4%)

Income allocated to unrestricted common shareholders - basic
Income from continuing operations	$7,586	$5,889	$4,353	$2,924	$4,004	37%	(47%)
Citigroup's net income	$7,584	$5,899	$4,352	$2,924	$4,002	37%	(47%)

Income allocated to unrestricted common shareholders - diluted
Income from continuing operations	$7,593	$5,897	$4,361	$2,932	$4,012	37%	(47%)
Citigroup's net income	$7,591	$5,907	$4,360	$2,932	$4,010	37%	(47%)

Shares (in millions):
Average basic	2,082.0	2,056.5	2,009.3	1,984.3	1,971.7	(1%)	(5%)
Average diluted	2,096.6	2,073.0	2,026.2	2,001.6	1,988.2	(1%)	(5%)
Common shares outstanding, at period end	2,067.0	2,026.8	1,984.3	1,984.4	1,941.9	(2%)	(6%)

Regulatory capital ratios and performance metrics:
Common Equity Tier 1 (CET1) Capital ratio(5)(6)(7)	11.57%	11.77%	11.65%	12.25%	11.4%
Tier 1 Capital ratio(5)(6)(7)	13.24%	13.28%	13.15%	13.91%	13.0%
Total Capital ratio(5)(6)(7)	15.36%	15.58%	15.37%	16.04%	14.8%
Supplementary Leverage ratio (SLR)(5)(7)(8)	6.95%	5.84%	5.80%	5.73%	5.6%
Return on average assets	1.39%	1.06%	0.79%	0.53%	0.74%
Return on average common equity	17.2%	13.0%	9.5%	6.4%	9.0%
Average tangible common equity (TCE) (in billions of dollars)	$154.7	$156.9	$157.4	$157.0	$155.3	(1%)	-
Return on average tangible common equity (RoTCE)	20.1%	15.2%	11.0%	7.4%	10.5%
Efficiency ratio (total operating expenses/total revenues, net)	58.0%	64.6%	67.5%	79.5%	68.6%

Balance sheet data (in billions of dollars, except per share amounts):
Total assets	$2,314.3	$2,327.9	$2,361.9	$2,291.4	$2,394.1	4%	3%
Total average assets	2,316.8	2,341.8	2,346.0	2,386.2	2,374.0	(1%)	2%
Total loans	666.0	676.8	664.8	667.8	659.7	(1%)	(1%)
Total deposits	1,301.0	1,310.3	1,347.5	1,317.2	1,333.7	1%	3%
Citigroup's stockholders' equity	202.5	202.2	200.9	202.0	197.7	(2%)	(2%)
Book value per share	88.18	90.86	92.16	92.21	92.03	-	4%
Tangible book value per share	75.50	77.87	79.07	79.16	79.03	-	5%

Direct staff (in thousands)	211	214	220	223	228	2%	8%

(1)
During the fourth quarter of 2021, Citi reclassified deposit insurance expenses from Interest expense to Other operating expenses for all periods presented. For additional information, see Note 1 to the Consolidated Financial Statements in Citi's 2021 Annual Report on Form 10-K.
(2)
The third quarter of 2021 includes an approximate $680 million loss on sale (an approximate $580 million after-tax), related to Citi's agreement to sell its Australia consumer banking business.
(3)
The fourth quarter of 2021 includes approximately $1.052 billion in expenses (approximately $792 million after-tax), primarily related to charges incurred from the voluntary early retirement plan (VERP) in connection with the wind-down of Citi's consumer banking business in Korea.
(4)
2021 includes an approximate $600 million benefit from a reduction in Citi’s valuation allowance related to its Deferred Tax Assets (DTAs).
(5)
1Q22 is preliminary.
(6)
Citi's reportable CET1 Capital and Tier 1 Capital ratios were derived under the Basel III Advanced Approaches framework as of March 31, 2021, and the Basel III Standardized Approach framework for the subsequent periods presented. Citi's reportable Total Capital ratios were derived under the Basel III Advanced Approaches framework for all periods presented. These reportable ratios reflect the more binding ratios under both the Standardized Approach and the Advanced Approaches under the Collins Amendment. For the composition of Citi's CET1 Capital and ratio, see page 18.
(7)
Citi's regulatory capital ratios reflect certain deferrals based on the modified regulatory capital transition provision related to the Current Expected Credit Losses (CECL) standard. For additional information, see "Capital Resources" in Citi's 2021 Annual Report on Form 10-K.
(8)
For the composition of Citi's SLR, see page 18.

Note: Ratios and variance percentages are calculated based on the displayed amounts.

NM Not meaningful.

Reclassified to conform to the current period's presentation.

CITIGROUP CONSOLIDATED STATEMENT OF INCOME

(In millions of dollars)

						1Q22 Increase/
	1Q	2Q	3Q	4Q	1Q	(Decrease) from
	2021	2021	2021	2021	2022	4Q21	1Q21
Revenues
Interest revenue	$12,534	$12,463	$12,650	$12,828	$13,151	3%	5%
Interest expense(1)	2,028	1,985	1,959	2,009	2,280	13%	12%
Net interest income (NII)	10,506	10,478	10,691	10,819	10,871	-	3%

Commissions and fees	3,670	3,374	3,399	3,229	2,568	(20%)	(30%)
Principal transactions	3,913	2,304	2,233	1,704	4,590	NM	17%
Administrative and other fiduciary fees	961	1,022	1,007	953	966	1%	1%
Realized gains (losses) on investments	401	137	117	10	80	NM	(80%)
Impairment losses on investments and other assets	(69)	(13)	(30)	(94)	(90)	4%	(30%)
Provision for credit losses on AFS debt securities(2)	-	-	(1)	(2)	-	100%	-
Other revenue (loss)	285	451	31	398	201	(49%)	(29%)
Total non-interest revenues (NIR)	9,161	7,275	6,756	6,198	8,315	34%	(9%)
Total revenues, net of interest expense	19,667	17,753	17,447	17,017	19,186	13%	(2%)

Provisions for credit losses and for benefits and claims
Net credit losses	1,748	1,320	961	866	872	1%	(50%)
Credit reserve build / (release) for loans	(3,227)	(2,446)	(1,149)	(1,176)	(612)	48%	81%
Provision for credit losses on loans	(1,479)	(1,126)	(188)	(310)	260	NM	NM
Provision for credit losses on held-to-maturity (HTM) debt securities	(11)	4	(10)	14	(2)	NM	82%
Provision for credit losses on other assets	9	(3)	(3)	(3)	(4)	(33%)	NM
Policyholder benefits and claims	52	15	22	27	27	-	(48%)
Provision for credit losses on unfunded lending commitments	(626)	44	(13)	(193)	474	NM	NM
Total provisions for credit losses and for benefits and claims(3)	(2,055)	(1,066)	(192)	(465)	755	NM	NM

Operating expenses
Compensation and benefits	6,001	5,982	6,058	7,093	6,820	(4%)	14%
Premises and equipment	576	558	560	620	543	(12%)	(6%)
Technology / communication	1,852	1,895	1,997	2,084	2,016	(3%)	9%
Advertising and marketing	270	340	402	478	311	(35%)	15%
Other operating(1)	2,714	2,696	2,760	3,257	3,475	7%	28%
Total operating expenses	11,413	11,471	11,777	13,532	13,165	(3%)	15%

Income from continuing operations before income taxes	10,309	7,348	5,862	3,950	5,266	33%	(49%)
Provision for income taxes(4)	2,332	1,155	1,193	771	941	22%	(60%)

Income (loss) from continuing operations	7,977	6,193	4,669	3,179	4,325	36%	(46%)
Discontinued operations
Income (loss) from discontinued operations	(2)	10	(1)	-	(2)	NM	-
Provision (benefit) for income taxes	-	-	-	-	-	-	-
Income (loss) from discontinued operations, net of taxes	(2)	10	(1)	-	(2)	NM	-

Net income before noncontrolling interests	7,975	6,203	4,668	3,179	4,323	36%	(46%)
Net income (loss) attributable to noncontrolling interests	33	10	24	6	17	NM	(48%)
Citigroup's net income	$7,942	$6,193	$4,644	$3,173	$4,306	36%	(46%)

(1)See footnote 1 on page 1.
(2)This presentation is in accordance with ASC 326, which requires the provision for credit losses on AFS securities to be included in revenue.
(3)This total excludes the provision for credit losses on AFS securities, which is disclosed separately above.
(4)See footnote 4 on page 1.

NM Not meaningful.

Reclassified to conform to the current period's presentation.

CITIGROUP CONSOLIDATED BALANCE SHEET

(In millions of dollars)

						1Q22 Increase/
	March 31,	June 30,	September 30,	December 31,	March 31,	(Decrease) from
	2021	2021	2021	2021	2022(1)	4Q21	1Q21
Assets
Cash and due from banks (including segregated cash and other deposits)	$26,204	$27,117	$28,906	$27,515	$27,768	1%	6%
Deposits with banks, net of allowance	298,478	272,121	294,902	234,518	244,319	4%	(18%)
Securities borrowed and purchased under agreements to resell, net of allowance	315,072	309,047	337,696	327,288	345,410	6%	10%
Brokerage receivables, net of allowance	60,465	61,138	59,487	54,340	89,218	64%	48%
Trading account assets	360,659	370,950	342,914	331,945	357,997	8%	(1%)
Investments
Available-for-sale debt securities, net of allowance	304,036	302,977	295,573	288,522	264,774	(8%)	(13%)
Held-to-maturity debt securities, net of allowance	161,742	176,742	198,056	216,963	242,547	12%	50%
Equity securities	7,181	7,344	7,220	7,337	7,281	(1%)	1%
Total investments	472,959	487,063	500,849	512,822	514,602	-	9%
Loans, net of unearned income
Consumer(2)	375,532	380,804	369,292	376,534	350,328	(7%)	(7%)
Corporate(3)	290,456	296,030	295,472	291,233	309,341	6%	7%
Loans, net of unearned income	665,988	676,834	664,764	667,767	659,669	(1%)	(1%)
Allowance for credit losses on loans (ACLL)	(21,638)	(19,238)	(17,715)	(16,455)	(15,393)	6%	29%
Total loans, net	644,350	657,596	647,049	651,312	644,276	(1%)	-
Goodwill	21,905	22,060	21,573	21,299	19,865	(7%)	(9%)
Intangible assets (including MSRs)	4,741	4,687	4,553	4,495	4,522	1%	(5%)
Other assets, net of allowance	109,433	116,089	123,947	125,879	146,128	16%	34%
Total assets	$2,314,266	$2,327,868	$2,361,876	$2,291,413	$2,394,105	4%	3%

Liabilities
Non-interest-bearing deposits in U.S. offices	$138,192	$149,373	$145,103	$158,552	$153,666	(3%)	11%
Interest-bearing deposits in U.S. offices	497,335	485,589	567,902	543,283	557,327	3%	12%
Total U.S. deposits	635,527	634,962	713,005	701,835	710,993	1%	12%
Non-interest-bearing deposits in offices outside the U.S.	101,662	101,723	94,016	97,270	98,579	1%	(3%)
Interest-bearing deposits in offices outside the U.S.	563,786	573,596	540,507	518,125	524,139	1%	(7%)
Total international deposits	665,448	675,319	634,523	615,395	622,718	1%	(6%)

Total deposits	1,300,975	1,310,281	1,347,528	1,317,230	1,333,711	1%	3%
Securities loaned and sold under agreements to resell	219,168	221,817	209,184	191,285	204,494	7%	(7%)
Brokerage payables	60,907	59,416	60,501	61,430	91,324	49%	50%
Trading account liabilities	179,117	174,706	179,286	161,529	188,059	16%	5%
Short-term borrowings	32,087	31,462	29,683	27,973	30,144	8%	(6%)
Long-term debt	256,335	264,575	258,274	254,374	253,954	-	(1%)
Other liabilities(4)	62,404	62,701	75,810	74,920	94,066	26%	51%
Total liabilities	$2,110,993	$2,124,958	$2,160,266	$2,088,741	$2,195,752	5%	4%

Equity
Stockholders' equity
Preferred stock	$20,280	$17,995	$17,995	$18,995	$18,995	-	(6%)
Common stock	31	31	31	31	31	-	-
Additional paid-in capital	107,694	107,820	107,922	108,003	108,050	-	-
Retained earnings	174,816	179,686	183,024	184,948	187,962	2%	8%
Treasury stock, at cost	(65,261)	(68,253)	(71,246)	(71,240)	(73,744)	(4%)	(13%)
Accumulated other comprehensive income (loss) (AOCI)(5)	(35,011)	(35,120)	(36,851)	(38,765)	(43,585)	(12%)	(24%)
Total common equity	$182,269	$184,164	$182,880	$182,977	$178,714	(2%)	(2%)

Total Citigroup stockholders' equity	$202,549	$202,159	$200,875	$201,972	$197,709	(2%)	(2%)
Noncontrolling interests	724	751	735	700	644	(8%)	(11%)
Total equity	203,273	202,910	201,610	202,672	198,353	(2%)	(2%)
Total liabilities and equity	$2,314,266	$2,327,868	$2,361,876	$2,291,413	$2,394,105	4%	3%

(1)	Preliminary.
(2)	Consumer loans include loans managed by PBWM and Legacy Franchises (other than Mexico Small Business & Middle-Market Banking (Mexico SBMM) loans).
(3)	Corporate loans include loans managed by ICG and Legacy Franchises-Mexico SBMM.
(4)	Includes allowance for credit losses for unfunded lending commitments. See page 15.
(5)	As discussed in note 2 on page 1, Citi's third quarter of 2021 results include an approximate $680 million loss on sale (an approximate $580 million after-tax), related to Citi’s agreement to sell its Australia consumer banking business. The loss primarily reflects the impact of an approximate $625 million ($475 million (after-tax)) currency translation adjustment (CTA) loss (net of hedges) at September 30, 2021, December 31, 2021 and March 31, 2022, already reflected in the Accumulated Other Comprehensive Income (AOCI) component of equity. Upon closing, the CTA balance will be removed from the AOCI component of equity, resulting in a neutral impact from CTA to Citi’s Common Equity Tier 1 Capital.

NM Not meaningful.

Reclassified to conform to the current period's presentation.

OPERATING SEGMENT AND REPORTING UNIT DETAILS

(In millions of dollars)

						1Q22 Increase/
	1Q	2Q	3Q	4Q	1Q	(Decrease) from
	2021	2021	2021	2021	2022	4Q21	1Q21
Net revenues
Institutional Clients Group	$11,388	$9,549	$9,991	$8,908	$11,160	25%	(2%)
Personal Banking and Wealth Management	5,992	5,698	5,852	5,785	5,905	2%	(1%)
Legacy Franchises	2,243	2,279	1,536	2,193	1,931	(12%)	(14%)
Corporate/Other	44	227	68	131	190	45%	NM

Total net revenues	$19,667	$17,753	$17,447	$17,017	$19,186	13%	(2%)

Income from continuing operations
Institutional Clients Group	$5,430	$3,433	$3,115	$2,330	$2,658	14%	(51%)
Personal Banking and Wealth Management	2,420	1,805	1,896	1,613	1,860	15%	(23%)
Legacy Franchises	320	492	(201)	(620)	(385)	38%	NM
Corporate/Other	(193)	463	(141)	(144)	192	NM	NM

Income from continuing operations	$7,977	$6,193	$4,669	$3,179	$4,325	36%	(46%)

Discontinued operations	(2)	10	(1)	-	(2)	NM	-

Net income attributable to noncontrolling interests	33	10	24	6	17	NM	(48%)

Net income	$7,942	$6,193	$4,644	$3,173	$4,306	36%	(46%)

NM Not meaningful.

Reclassified to conform to the current period's presentation.

INSTITUTIONAL CLIENTS GROUP

(In millions of dollars, except as otherwise noted)

						1Q22 Increase/
	1Q	2Q	3Q	4Q	1Q	(Decrease) from
	2021	2021	2021	2021	2022	4Q21	1Q21
Commissions and fees	$1,110	$1,071	$1,055	$1,064	$1,130	6%	2%
Administration and other fiduciary fees	657	698	676	662	672	2%	2%
Investment banking	1,787	1,568	1,685	1,669	1,039	(38%)	(42%)
Principal transactions	3,745	2,135	2,229	1,654	4,442	NM	19%
Other	356	317	608	91	93	2%	(74%)
Total non-interest revenue	7,655	5,789	6,253	5,140	7,376	44%	(4%)
Net interest income (including dividends)	3,733	3,760	3,738	3,768	3,784	-	1%
Total revenues, net of interest expense	11,388	9,549	9,991	8,908	11,160	25%	(2%)
Total operating expenses	5,932	5,829	5,963	6,225	6,723	8%	13%
Net credit losses on loans	175	68	31	82	30	(63%)	(83%)
Credit reserve build / (release) for loans	(1,103)	(812)	14	(192)	596	NM	NM
Provision for credit losses on unfunded lending commitments	(606)	47	(13)	(181)	352	NM	NM
Provisions for credit losses for HTM debt securities and other assets	(5)	3	(8)	10	(7)	NM	(40%)
Provision for credit losses	(1,539)	(694)	24	(281)	971	NM	NM
Income from continuing operations before taxes	6,995	4,414	4,004	2,964	3,466	17%	(50%)
Income taxes	1,565	981	889	634	808	27%	(48%)
Income from continuing operations	5,430	3,433	3,115	2,330	2,658	14%	(51%)
Noncontrolling interests	37	12	24	10	18	80%	(51%)
Net income	$5,393	$3,421	$3,091	$2,320	$2,640	14%	(51%)
EOP assets (in billions)	$1,636	$1,654	$1,670	$1,613	$1,704	6%	4%
Average assets (in billions)	1,649	1,667	1,660	1,698	1,685	(1%)	2%
Efficiency ratio	52%	61%	60%	70%	60%

Revenue by reporting unit
Services	$3,000	$3,140	$3,141	$3,258	$3,448	6%	15%
Markets	5,933	4,255	4,387	3,343	5,826	74%	(2%)
Banking	2,455	2,154	2,463	2,307	1,886	(18%)	(23%)
Total revenues, net of interest expense	$11,388	$9,549	$9,991	$8,908	$11,160	25%	(2%)

Revenue by region
North America	$4,475	$3,279	$3,727	$3,278	$3,722	14%	(17%)
EMEA	3,602	3,127	2,981	2,705	4,030	49%	12%
Latin America	1,000	1,035	1,129	1,113	1,141	3%	14%
Asia	2,311	2,108	2,154	1,812	2,267	25%	(2%)
Total revenues, net of interest expense	$11,388	$9,549	$9,991	$8,908	$11,160	25%	(2%)

Income (loss) from continuing operations by region
North America	$2,529	$1,074	$718	$768	$589	(23%)	(77%)
EMEA	1,440	1,101	990	672	928	38%	(36%)
Latin America	500	507	580	473	359	(24%)	(28%)
Asia	961	751	827	417	782	88%	(19%)
Income from continuing operations	$5,430	$3,433	$3,115	$2,330	$2,658	14%	(51%)

Average loans by reporting unit (in billions)
Services	$70	$74	$76	$77	$81	5%	16%
Banking	197	197	196	195	194	(1%)	(2%)
Markets	14	16	17	17	14	(18%)	-
Total	$281	$287	$289	$289	$289	-	3%

Average deposits by reporting unit (in billions)
Treasury and trade solutions (TTS)	$653	$652	$668	$684	$664	(3%)	2%
Securities services	128	137	135	140	135	(4%)	5%
Services	781	789	803	824	799	(3%)	2%
Markets	28	29	28	28	27	(4%)	(4%)
Total	$809	$818	$831	$852	$826	(3%)	2%

Services Key Drivers (in billions of dollars, except as otherwise noted)
AUC/AUA (in trillions of dollars)	$21.2	$22.7	$22.6	$23.7	$23.0	(3%)	8%
Cross border transaction value	$64.5	$67.8	$69.0	$78.2	$75.6	(3%)	17%
U.S.-dollar clearing volume (in millions)	35.4	36.0	37.0	37.8	36.1	(4%)	2%
Commercial card spend volume	$7.4	$9.3	$10.5	$11.4	$11.4	-	54%

NM Not meaningful.

Reclassified to conform to the current period's presentation.

INSTITUTIONAL CLIENTS GROUP

REPORTING UNIT REVENUES

(In millions of dollars, except as otherwise noted)

						1Q22 Increase/
	1Q	2Q	3Q	4Q	1Q	(Decrease) from
	2021	2021	2021	2021	2022	4Q21	1Q21
Services
Net interest income	$1,617	$1,640	$1,613	$1,682	$1,907	13%	18%
Non-interest revenue	1,383	1,500	1,528	1,576	1,541	(2%)	11%
Total Services revenues	$3,000	$3,140	$3,141	$3,258	$3,448	6%	15%

Net interest income	$1,405	$1,427	$1,389	$1,444	$1,659	15%	18%
Non-interest revenue	783	858	908	960	931	(3%)	19%
Treasury and trade solutions	$2,188	$2,285	$2,297	$2,404	$2,590	8%	18%

Net interest income	$212	$213	$224	$238	$248	4%	17%
Non-interest revenue	600	642	620	616	610	(1%)	2%
Securities services	$812	$855	$844	$854	$858	-	6%

Markets
Net interest income	$1,309	$1,379	$1,265	$1,250	$1,109	(11%)	(15%)
Non-interest revenue	4,624	2,876	3,122	2,093	4,717	NM	2%
Total Markets revenues	$5,933	$4,255	$4,387	$3,343	$5,826	74%	(2%)

Fixed income markets	$4,346	$3,111	$3,040	$2,425	$4,299	77%	(1%)
Equity markets	1,587	1,144	1,347	918	1,527	66%	(4%)
Total	$5,933	$4,255	$4,387	$3,343	$5,826	74%	(2%)

Rates and currencies	$3,024	$1,978	$2,112	$1,721	$3,231	88%	7%
Spread products / other fixed income	1,322	1,133	928	704	1,068	52%	(19%)
Total fixed income markets revenues	$4,346	$3,111	$3,040	$2,425	$4,299	77%	(1%)

Banking
Net interest income	$807	$741	$860	$836	$768	(8%)	(5%)
Non-interest revenue	1,648	1,413	1,603	1,471	1,118	(24%)	(32%)
Total Banking revenues, including gain/(loss) on loan hedges	$2,455	$2,154	$2,463	$2,307	$1,886	(18%)	(23%)
Investment banking
Advisory	$281	$405	$539	$571	$347	(39%)	23%
Equity underwriting	835	484	468	462	185	(60%)	(78%)
Debt underwriting	682	614	770	520	496	(5%)	(27%)
Total investment banking	1,798	1,503	1,777	1,553	1,028	(34%)	(43%)
Corporate lending - excluding gain/(loss) on loan hedges(1)	735	688	732	733	689	(6%)	(6%)
Total Banking revenues (ex-gain/(loss) on loan hedges)(1)	$2,533	$2,191	$2,509	$2,286	$1,717	(25%)	(32%)
Gain/(loss) on loan hedges(1)	(78)	(37)	(46)	21	169	NM	NM
Total Banking revenues including gain/(loss) on loan hedges(1)	$2,455	$2,154	$2,463	$2,307	$1,886	(18%)	(23%)

Total ICG revenues, net of interest expense	$11,388	$9,549	$9,991	$8,908	$11,160	25%	(2%)
Taxable-equivalent adjustments(2)	114	181	105	159	100	(37%)	(12%)

Total ICG revenues - including taxable-equivalent adjustments(2)	$11,502	$9,730	$10,096	$9,067	$11,260	24%	(2%)

(1)	Credit derivatives are used to economically hedge a portion of the corporate loan portfolio that includes both accrual loans and loans at fair value. Gain/(loss) on loan hedges includes the mark-to-market on the credit derivatives partially offset by the mark-to-market on the loans in the portfolio that are at fair value. Hedges on accrual loans reflect the mark-to-market on credit derivatives used to economically hedge the corporate loan accrual portfolio. The fixed premium costs of these hedges are netted against the corporate lending revenues to reflect the cost of credit protection. Citigroup’s results of operations excluding the impact of gain/(loss) on loan hedges are non-GAAP financial measures.
(2)	Primarily relates to income tax credits related to affordable housing and alternative energy investments as well as tax exempt income from municipal bond investments.

NM Not meaningful.

Reclassified to conform to the current period's presentation.

PERSONAL BANKING AND WEALTH MANAGEMENT

(In millions of dollars, except as otherwise noted)

						1Q22 Increase/
	1Q	2Q	3Q	4Q	1Q	(Decrease) from
	2021	2021	2021	2021	2022	4Q21	1Q21
Net interest income	$5,165	$4,985	$5,174	$5,322	$5,385	1%	4%
Non-interest revenue	827	713	678	463	520	12%	(37%)
Total revenues, net of interest expense	5,992	5,698	5,852	5,785	5,905	2%	(1%)
Total operating expenses	3,422	3,547	3,624	4,017	3,889	(3%)	14%
Net credit losses on loans	990	862	641	568	691	22%	(30%)
Credit reserve build / (release) for loans	(1,542)	(1,040)	(836)	(866)	(1,062)	(23%)	31%
Provision for credit losses on unfunded lending commitments	(11)	5	(7)	(3)	(2)	33%	82%
Provisions for benefits and claims, and other assets	6	3	1	5	(3)	NM	NM
Provisions for credit losses and for benefits and claims (PBC)	(557)	(170)	(201)	(296)	(376)	(27%)	32%
Income (loss) from continuing operations before taxes	3,127	2,321	2,429	2,064	2,392	16%	(24%)
Income taxes (benefits)	707	516	533	451	532	18%	(25%)
Income (loss) from continuing operations	2,420	1,805	1,896	1,613	1,860	15%	(23%)
Noncontrolling interests	-	-	-	-	-	-	-
Net income (loss)	$2,420	$1,805	$1,896	$1,613	$1,860	15%	(23%)
EOP assets (in billions)	$461	$452	$477	$464	$476	3%	3%
Average assets (in billions)	458	458	474	476	474	-	3%
Efficiency ratio	57%	62%	62%	69%	66%
Revenue by reporting unit and component
Branded cards	$2,104	$1,968	$2,045	$2,073	$2,090	1%	(1%)
Retail services	1,305	1,210	1,277	1,290	1,299	1%	-
Retail banking	635	618	629	624	595	(5%)	(6%)
U.S. Personal Banking	4,044	3,796	3,951	3,987	3,984	-	(1%)
Private bank	786	747	722	688	779	13%	(1%)
Wealth at Work	171	171	172	177	183	3%	7%
Citigold	991	984	1,007	933	959	3%	(3%)
Global Wealth Management	1,948	1,902	1,901	1,798	1,921	7%	(1%)
Total	$5,992	$5,698	$5,852	$5,785	$5,905	2%	(1%)

Average loans by reporting unit (in billions)
U.S. Personal Banking	$159	$157	$158	$162	$161	(1%)	1%
Global Wealth Management	144	147	151	150	151	1%	5%
Total	$303	$304	$309	$312	$312	-	3%

Average deposits by reporting unit (in billions)
U.S. Personal Banking	$108	$113	$114	$114	$118	4%	9%
Global Wealth Management	289	297	310	323	329	2%	14%
Total	$397	$410	$424	$437	$447	2%	13%

NM Not meaningful.

Reclassified to conform to the current period's presentation.

PERSONAL BANKING AND WEALTH MANAGEMENT

Metrics

						1Q22 Increase/
	1Q	2Q	3Q	4Q	1Q	(Decrease) from
	2021	2021	2021	2021	2022	4Q21	1Q21
U.S. Personal Banking Key Indicators (in billions of dollars, except as otherwise noted)

New account acquisitions (in thousands)
Branded cards	797	907	995	1,069	991	(7%)	24%
Retail services	2,204	2,792	2,526	3,126	2,178	(30%)	(1%)
Credit card spend volume
Branded cards	$85.8	$103.5	$106.0	$115.2	$106.8	(7%)	24%
Retail services	18.7	23.6	22.7	27.1	21.4	(21%)	14%
Average loans(1)
Branded cards	$78.7	$79.4	$81.9	$84.5	$84.0	(1%)	7%
Retail services	43.8	42.3	42.4	43.8	44.2	1%	1%
EOP loans(1)
Branded cards	$78.5	$82.1	$82.8	$87.9	$85.9	(2%)	9%
Retail services	42.5	42.7	42.7	46.0	44.1	(4%)	4%
NII as a % of average loans(2)
Branded cards	9.49%	8.90%	9.00%	8.93%	9.16%
Retail services	16.23%	15.70%	16.54%	16.55%	16.93%
NCLs as a % of average loans
Branded cards	2.84%	2.36%	1.73%	1.33%	1.46%
Retail services	3.45%	3.09%	2.23%	2.10%	2.31%
Loans 90+ days past due as a % of EOP loans
Branded cards	0.75%	0.56%	0.44%	0.44%	0.47%
Retail services	1.39%	1.08%	0.99%	1.05%	1.15%
Loans 30-89 days past due as a % of EOP loans
Branded cards	0.62%	0.43%	0.45%	0.46%	0.49%
Retail services	1.21%	0.97%	1.10%	1.17%	1.27%

Average deposits	$108	$113	$114	$114	$118	4%	9%
Branches (actual)	687	659	658	658	658	-	(4%)
Mortgage originations	$4.4	$4.1	$3.4	$3.4	$3.1	(9%)	(30%)

Global Wealth Management Key Indicators (in billions of dollars)
Client assets	$756	$790	$789	$814	$788	(3%)	4%
Average loans	144	147	151	150	151	1%	5%
Average deposits	289	297	310	323	329	2%	14%
U.S. Mortgage originations	4.0	5.0	3.8	3.5	3.7	6%	(8%)

(1)	Average loans, EOP loans and the related consumer delinquency amounts and ratios include interest and fees receivables balances.
(2)	Net interest income includes certain fees that are recorded as interest revenue.

Reclassified to conform to the current period's presentation.

LEGACY FRANCHISES(1)

(In millions of dollars, except as otherwise noted)

						1Q22 Increase/
	1Q	2Q	3Q	4Q	1Q	(Decrease) from
	2021	2021	2021	2021	2022	4Q21	1Q21

Net interest income	$1,563	$1,621	$1,532	$1,534	$1,508	(2%)	(4%)
Non-interest revenue(2)	680	658	4	659	423	(36%)	(38%)
Total revenues, net of interest expense	2,243	2,279	1,536	2,193	1,931	(12%)	(14%)
Total operating expenses(3)	1,752	1,788	1,748	2,971	2,293	(23%)	31%
Net credit losses on loans	583	390	289	216	151	(30%)	(74%)
Credit reserve build / (release) for loans	(582)	(594)	(327)	(118)	(146)	(24%)	75%
Provision for credit losses on unfunded lending commitments	(9)	(8)	7	(9)	124	NM	NM
Provisions for benefits and claims, HTM debt securities and other assets	52	8	17	23	31	35%	(40%)
Provisions for credit losses and for benefits and claims (PBC)	44	(204)	(14)	112	160	43%	NM
Income from continuing operations before taxes	447	695	(198)	(890)	(522)	41%	NM
Income taxes (benefits)	127	203	3	(270)	(137)	49%	NM
Income (loss) from continuing operations	320	492	(201)	(620)	(385)	38%	NM
Noncontrolling interests	(3)	(2)	(1)	(4)	(2)	50%	33%
Net income (loss)	$323	$494	$(200)	$(616)	$(383)	38%	NM
EOP assets (in billions)	$129	$131	$124	$125	$122	(2%)	(5%)
Average assets (in billions)	129	128	126	123	124	1%	(4%)
Efficiency ratio	78%	78%	114%	135%	119%

Revenue by reporting unit and component
Asia Consumer	$1,075	$1,052	$330	$948	$787	(17%)	(27%)
Mexico Consumer/SBMM	1,137	1,184	1,162	1,168	1,139	(2%)	-
Legacy Holdings Assets	31	43	44	77	5	(94%)	(84%)
Total	$2,243	$2,279	$1,536	$2,193	$1,931	(12%)	(14%)

Asia Consumer - Key Indicators (in billions of dollars)
EOP loans	$54.0	$53.5	$42.9	$41.1	$19.5	(53%)	(64%)
EOP deposits	54.6	54.0	46.6	43.3	17.5	(60%)	(68%)
Average loans	54.9	54.2	46.4	42.3	23.1	(45%)	(58%)
Net credit losses on loans as a % of average loans	1.67%	1.13%	1.10%	0.96%	0.79%
Loans 90+ days past due as a % of EOP loans	0.68%	0.65%	0.60%	0.51%	0.28%
Loans 30-89 days past due as a % of EOP loans	0.85%	0.87%	0.80%	0.69%	0.32%

Mexico Consumer/SBMM - Key Indicators (in billions of dollars)
EOP loans	$20.1	$20.0	$19.4	$20.0	$20.7	4%	3%
EOP deposits	32.6	33.0	31.4	32.7	33.9	4%	4%
Average loans	20.6	20.2	19.6	19.4	19.6	1%	(5%)
Net credit losses on loans as a % of average loans	7.38%	5.14%	3.70%	2.72%	2.55%
Loans 90+ days past due as a % of EOP loans (Mexico Consumer only)	2.35%	1.84%	1.52%	1.38%	1.32%
Loans 30-89 days past due as a % of EOP loans (Mexico Consumer only)	2.08%	1.60%	1.46%	1.30%	1.30%

Legacy Holdings Assets - Key Indicators (in billions of dollars)
EOP loans	$6.1	$5.0	$4.2	$3.9	$3.7	(5%)	(39%)

(1)

Legacy Franchises consists of the consumer franchises in 13 markets across Asia and EMEA that Citi intends to exit (Asia Consumer), the consumer, small business & middle-market banking (Mexico SBMM) operations in Mexico (collectively Mexico Consumer/SBMM); and Legacy Holdings Assets (primarily North America consumer mortgage loans and other legacy assets).

(2)	See footnote 2 on page 1.
(3)	See footnote 3 on page 1.

NM Not meaningful.

Reclassified to conform to the current period's presentation.

CORPORATE / OTHER(1)

(In millions of dollars, except as otherwise noted)

						1Q22 Increase/
	1Q	2Q	3Q	4Q	1Q	(Decrease) from
	2021	2021	2021	2021	2022	4Q21	1Q21

Net interest income	$45	$112	$247	$195	$194	(1%)	NM
Non-interest revenue	(1)	115	(179)	(64)	(4)	94%	NM
Total revenues, net of interest expense	44	227	68	131	190	45%	NM
Total operating expenses	307	307	442	319	260	(18%)	(15%)
Provisions for HTM debt securities and other assets	(3)	2	(1)	-	-	-	100%
Income (loss) from continuing operations before taxes	(260)	(82)	(373)	(188)	(70)	63%	73%
Income taxes (benefits)	(67)	(545)	(232)	(44)	(262)	NM	NM
Income (loss) from continuing operations	(193)	463	(141)	(144)	192	NM	NM
Income (loss) from discontinued operations, net of taxes	(2)	10	(1)	-	(2)	NM	-
Noncontrolling interests	(1)	-	1	-	1	100%	NM
Net income (loss)	$(194)	$473	$(143)	$(144)	$189	NM	NM
EOP assets (in billions)	$88	$91	$91	$89	$92	3%	5%

(1)

Includes certain unallocated costs of global staff functions (including finance, risk, human resources, legal and compliance), other corporate expenses and unallocated global operations and technology expenses and income taxes, as well as Corporate Treasury and discontinued operations.

NM Not meaningful.

Reclassified to conform to the current period's presentation.

AVERAGE BALANCES AND INTEREST RATES(1)(2)(3)(4)(5)

Taxable Equivalent Basis

	Average Volumes			Interest			% Average Rate (4)
	First	Fourth	First	First	Fourth	First	First		Fourth		First
	Quarter	Quarter	Quarter	Quarter	Quarter	Quarter	Quarter		Quarter		Quarter
In millions of dollars, except as otherwise noted	2021	2021	2022(5)	2021	2021	2022(5)	2021		2021		2022(5)
Assets
Deposits with banks	$307,340	$295,330	$260,536	$145	$159	$296	0.19%		0.21%		0.46%
Securities borrowed and purchased under resale agreements(6)	306,381	341,256	343,636	294	289	394	0.39%		0.34%		0.46%
Trading account assets(7)	307,817	269,149	270,460	1,338	1,276	1,148	1.76%		1.88%		1.72%
Investments	457,949	512,181	518,820	1,780	1,951	2,067	1.58%		1.51%		1.62%
Consumer loans	378,085	371,481	352,230	6,702	6,618	6,262	7.19%		7.07%		7.21%
Corporate loans	287,885	295,927	296,346	2,231	2,328	2,477	3.14%		3.12%		3.39%
Total loans (net of unearned income)(8)	665,970	667,408	648,576	8,933	8,946	8,739	5.44%		5.32%		5.46%
Other interest-earning assets	76,091	86,527	119,816	97	249	549	0.52%		1.14%		1.86%
Total average interest-earning assets	$2,121,548	$2,171,851	$2,161,844	$12,587	$12,870	$13,193	2.41%		2.35%		2.47%

Liabilities
Deposits(9)	1,073,827	1,111,944	1,080,105	712	778	871	0.27%		0.28%		0.33%
Securities loaned and sold under repurchase agreements(6)	235,263	221,948	210,101	253	212	282	0.44%		0.38%		0.54%
Trading account liabilities(7)	117,364	114,233	114,313	114	112	147	0.39%		0.39%		0.52%
Short-term borrowings and other interest-bearing liabilities	93,344	103,523	138,861	31	51	55	0.13%		0.20%		0.16%
Long-term debt(10)	206,264	175,804	170,927	918	856	925	1.80%		1.93%		2.19%
Total average interest-bearing liabilities	$1,726,062	$1,727,452	$1,714,307	$2,028	$2,009	$2,280	0.48%		0.46%		0.54%

Net interest income as a % of average interest-earning assets (NIM)(9)				$10,559	$10,861	$10,913	2.02%		1.98%		2.05%

1Q22 increase (decrease) from:							3	bps	7	bps

(1)	Interest revenue and Net interest income include the taxable equivalent adjustments (based on the U.S. federal statutory tax rate of 21%) of $53 million for 1Q21, $42 million for 4Q21 and $42 million for 1Q22
(2)	Citigroup average balances and interest rates include both domestic and international operations
(3)	Monthly averages have been used by certain subsidiaries where daily averages are unavailable
(4)	Average rate percentage is calculated as annualized interest over average volumes.
(5)	First quarter of 2022 is preliminary.
(6)	Average volumes of securities borrowed or purchased under agreements to resell and securities loaned or sold under agreements to repurchase are reported net pursuant to FIN 41; the related interest excludes the impact of ASU 2013-01 (Topic 210).
(7)	Interest expense on trading account liabilities of ICG is reported as a reduction of interest revenue. Interest revenue and interest expense on cash collateral positions are reported in trading account assets and trading account liabilities, respectively.
(8)	Nonperforming loans are included in the average loan balances
(9)	See footnote 1 on page 1.
(10)	Excludes hybrid financial instruments with changes in fair value recorded in Principal transactions revenue

Reclassified to conform to the current period's presentation.

EOP LOANS(1)(2)

(In billions of dollars)

						1Q22 Increase/
	1Q	2Q	3Q	4Q	1Q	(Decrease) from
	2021	2021	2021	2021	2022	4Q21	1Q21

Corporate loans - by region
North America	$126.6	$127.6	$127.7	$126.7	$129.2	2%	2%
EMEA	76.6	77.6	77.4	75.7	81.2	7%	6%
Latin America	31.7	32.6	31.6	32.2	35.9	11%	13%
Asia	55.6	58.2	58.8	56.6	63.0	11%	13%
Total corporate loans	$290.5	$296.0	$295.5	$291.2	$309.3	6%	6%

Corporate loans - by reporting unit
Services	$72.7	$77.5	$79.8	$75.2	$86.7	15%	19%
Markets	16.0	17.3	17.5	15.1	14.6	(3%)	(9%)
Banking	195.1	194.7	191.8	194.2	200.9	3%	3%
Legacy Franchises - Mexico SBMM	6.7	6.5	6.4	6.7	7.1	6%	6%
Total corporate loans	$290.5	$296.0	$295.5	$291.2	$309.3	6%	6%

Personal Banking and Wealth Management
Branded cards	$78.5	$82.1	$82.8	$87.9	$85.9	(2%)	9%
Retail services	42.5	42.7	42.7	46.0	44.1	(4%)	4%
Retail banking	35.6	34.3	33.5	33.1	33.3	1%	(6%)
U.S. Personal Banking	$156.6	$159.1	$159.0	$167.0	$163.3	(2%)	4%
Global Wealth Management	145.4	149.7	150.2	151.2	150.2	(1%)	3%
Total	$302.0	$308.8	$309.2	$318.2	$313.5	(1%)	4%

Legacy Franchises - Consumer
Asia Consumer(3)	$54.0	$53.5	$42.9	$41.1	$19.5	(53%)	(64%)
Mexico Consumer	13.4	13.5	13.0	13.3	13.6	2%	1%
Legacy Holdings Assets	6.1	5.0	4.2	3.9	3.7	(5%)	(39%)
Total	$73.5	$72.0	$60.1	$58.3	$36.8	(37%)	(50%)

Total consumer loans	$375.5	$380.8	$369.3	$376.5	$350.3	(7%)	(7%)

Total loans	$666.0	$676.8	$664.8	$667.8	$659.7	(1%)	(1%)

(1)	Corporate loans include loans managed by ICG and Legacy Franchises-Mexico SBMM.
(2)	Consumer loans include loans managed by PBWM and Legacy Franchises (other than Mexico Small Business & Middle-Market Banking (Mexico SBMM) loans).
(3)	Asia Consumer includes loans of certain EMEA countries for all periods presented.

Reclassified to conform to the current period's presentation.

DEPOSITS

(In billions of dollars)

						1Q22 Increase/
	1Q	2Q	3Q	4Q	1Q	(Decrease) from
	2021	2021	2021	2021	2022	4Q21	1Q21

ICG by region
North America	$385.1	$379.1	$408.0	$382.8	$390.5	2%	1%
EMEA	205.3	204.3	200.3	193.1	208.6	8%	2%
Latin America	36.5	36.7	38.8	37.7	38.9	3%	7%
Asia	171.3	178.4	185.5	175.8	187.5	7%	9%
Total	$798.2	$798.5	$832.6	$789.4	$825.5	5%	3%

ICG by reporting unit
Treasury and trade solutions	$639.8	$634.9	$667.8	$627.9	$657.5	5%	3%
Securities services	129.9	135.2	136.7	133.8	138.7	4%	7%
Services	$769.7	$770.1	$804.5	$761.7	$796.2	5%	3%
Markets	27.0	26.5	26.7	26.4	27.8	5%	3%
Banking	1.5	1.9	1.4	1.3	1.5	15%	-
Total	$798.2	$798.5	$832.6	$789.4	$825.5	5%	3%

Personal Banking and Wealth Management
U.S. Personal Banking	$112.9	$113.1	$113.5	$116.8	$119.5	2%	6%
Global Wealth Management	293.4	303.9	316.5	329.2	332.1	1%	13%
Total	$406.3	$417.0	$430.0	$446.0	$451.6	1%	11%

Legacy Franchises
Asia Consumer(1)	$54.6	$54.0	$46.6	$43.3	$17.5	(60%)	(68%)
Mexico Consumer/SBMM	32.6	33.0	31.4	32.7	33.9	4%	4%
Legacy Holdings Assets	-	-	-	-	-	-	-
Total	$87.2	$87.0	$78.0	$76.0	$51.4	(32%)	(41%)

Corporate/Other	9.3	7.8	6.9	5.8	5.2	(10%)	(44%)

Total deposits - EOP	$1,301.0	$1,310.3	$1,347.5	$1,317.2	$1,333.7	1%	3%

Total deposits - average	$1,304.0	$1,321.3	$1,343.0	$1,370.3	$1,334.3	(3%)	2%

(1)	Asia Consumer includes deposits of certain EMEA countries for all periods presented.

Reclassified to conform to the current period's presentation.

ALLOWANCE FOR CREDIT LOSSES (ACL) ROLLFORWARD

(In millions of dollars, except for ratios)

									Build			ACLL/EOP
	Balance	Builds / (releases)					FY 2021	Balance	(Release)	1Q22	Balance	Loans
	12/31/20	1Q21	2Q21	3Q21	4Q21	FY 2021	FX/Other	12/31/21	1Q22	FX/Other	3/31/22	3/31/22

Allowance for credit losses on loans (ACLL)
ICG	$4,356	$(1,103)	$(812)	$14	$(192)	$(2,093)	$(22)	$2,241	$596	$5	$2,842
Legacy Franchises corporate (Mexico SBMM)	420	(124)	(51)	(61)	(1)	(237)	(9)	174	5	4	183
Total corporate ACLL	$4,776	$(1,227)	$(863)	$(47)	$(193)	$(2,330)	$(31)	$2,415	$601	$9	$3,025	1.00%
U.S. Cards	$14,665	$(1,301)	$(840)	$(763)	$(921)	$(3,825)	$-	$10,840	$(1,009)	$-	$9,831	7.56%
Retail banking and Global Wealth Management	1,643	(241)	(200)	(73)	55	(459)	(3)	1,181	(53)	(5)	1,123
Total PBWM	$16,308	$(1,542)	$(1,040)	$(836)	$(866)	$(4,284)	$(3)	$12,021	$(1,062)	$(5)	$10,954
Legacy Franchises consumer	3,872	(458)	(543)	(266)	(117)	(1,384)	(469)	2,019	(151)	(454)	1,414
Total consumer ACLL	$20,180	$(2,000)	$(1,583)	$(1,102)	$(983)	$(5,668)	$(472)	$14,040	$(1,213)	$(459)	$12,368	3.53%
Total ACLL	$24,956	$(3,227)	$(2,446)	$(1,149)	$(1,176)	$(7,998)	$(503)	$16,455	$(612)	$(450)	$15,393	2.35%
Allowance for unfunded lending commitments (ACLUC)	2,655	(626)	44	(13)	(193)	(788)	4	1,871	474	(2)	2,343
Total ACLL and ACLUC	27,611							18,326			17,736
Other(1)	146	1	1	(13)	11	-	2	148	(6)	(6)	136
Total allowance for credit losses (ACL)	$27,757	$(3,852)	$(2,401)	$(1,175)	$(1,358)	$(8,786)	$(497)	$18,474	$(144)	$(458)	$17,872

(1)    Includes ACL on HTM securities and Other assets.

Reclassified to conform to the current period's presentation.

ALLOWANCE FOR CREDIT LOSSES ON LOANS AND UNFUNDED LENDING COMMITMENTS

(In millions of dollars)

						1Q22 Increase/
	1Q	2Q	3Q	4Q	1Q	(Decrease) from
	2021	2021	2021	2021	2022	4Q21	1Q21

Total Citigroup
Allowance for credit losses on loans (ACLL) at beginning of period	$24,956	$21,638	$19,238	$17,715	$16,455	(7%)	(34%)
Gross credit (losses) on loans	(2,208)	(1,844)	(1,389)	(1,279)	(1,240)	3%	44%
Gross recoveries on loans	460	524	428	413	368	(11%)	(20%)
Net credit (losses) / recoveries on loans (NCLs)	(1,748)	(1,320)	(961)	(866)	(872)	1%	(50%)
Replenishment of NCLs	1,748	1,320	961	866	872	1%	(50%)
Net reserve builds / (releases) for loans	(3,227)	(2,446)	(1,149)	(1,176)	(612)	48%	81%
Provision for credit losses on loans (PCLL)	(1,479)	(1,126)	(188)	(310)	260	NM	NM
Other, net(1)(2)(3)(4)(5)(6)	(91)	46	(374)	(84)	(450)	NM	NM
ACLL at end of period (a)	$21,638	$19,238	$17,715	$16,455	$15,393	(6%)	(29%)

Allowance for credit losses on unfunded lending commitments (ACLUC)(7) (a)	$2,012	$2,073	$2,063	$1,871	$2,343	25%	16%

Provision (release) for credit losses on unfunded lending commitments	$(626)	$44	$(13)	$(193)	$474	NM	NM

Total allowance for credit losses on loans, leases and unfunded lending commitments [sum of (a)]	$23,650	$21,311	$19,778	$18,326	$17,736	(3%)	(25%)

Total ACLL as a percentage of total loans(8)	3.29%	2.88%	2.69%	2.49%	2.35%

Consumer
ACLL at beginning of period	$20,180	$18,096	$16,566	$15,105	$14,040	(7%)	(30%)

NCLs	(1,563)	(1,243)	(922)	(781)	(841)	8%	(46%)
Replenishment of NCLs	1,563	1,243	922	781	841	8%	(46%)
Net reserve builds / (releases) for loans	(2,000)	(1,583)	(1,102)	(983)	(1,213)	(23%)	39%
Provision for credit losses on loans (PCLL)	(437)	(340)	(180)	(202)	(372)	(84%)	15%
Other, net(1)(2)(3)(4)(5)(6)	(84)	53	(359)	(82)	(459)	NM	NM
ACLL at end of period (b)	$18,096	$16,566	$15,105	$14,040	$12,368	(12%)	(32%)

Consumer ACLUC(7) (b)	$42	$44	$35	$29	$139	NM	NM

Provision (release) for credit losses on unfunded lending commitments	$(15)	$1	$(9)	$(5)	$109	NM	NM

Total allowance for credit losses on loans, leases and unfunded lending commitments [sum of (b)]	$18,138	$16,610	$15,140	$14,069	$12,507	(11%)	(31%)

Consumer ACLL as a percentage of total consumer loans	4.82%	4.35%	4.09%	3.73%	3.53%

Corporate
ACLL at beginning of period	$4,776	$3,542	$2,672	$2,610	$2,415	(7%)	(49%)

NCLs	(185)	(77)	(39)	(85)	(31)	(64%)	(83%)
Replenishment of NCLs	185	77	39	85	31	(64%)	(83%)
Net reserve builds / (releases) for loans	(1,227)	(863)	(47)	(193)	601	NM	NM
Provision for credit losses on loans (PCLL)	(1,042)	(786)	(8)	(108)	632	NM	NM
Other, net(1)	(7)	(7)	(15)	(2)	9	NM	NM
ACLL at end of period (c)	$3,542	$2,672	$2,610	$2,415	$3,025	25%	(15%)

Corporate ACLUC(7) (c)	$1,970	$2,029	$2,028	$1,842	$2,204	20%	12%

Provision (release) for credit losses on unfunded lending commitments	$(611)	$43	$(4)	$(188)	$365	NM	NM

Total allowance for credit losses on loans, leases and unfunded lending commitments [sum of (c)]	$5,512	$4,701	$4,638	$4,257	$5,229	23%	(5%)
Corporate ACLL as a percentage of total corporate loans(7)	1.25%	0.93%	0.91%	0.85%	1.00%

Footnotes to this table are on the following page (page 16).

ALLOWANCE FOR CREDIT LOSSES ON LOANS AND UNFUNDED LENDING COMMITMENTS

The following footnotes relate to the table on the preceding page (page 15):

(1)	Includes all adjustments to the allowance for credit losses, such as changes in the allowance from acquisitions, dispositions, securitizations, foreign currency translation (FX translation), purchase accounting adjustments, etc.
(2)	1Q21 consumer includes a decrease of approximately $84 million related to FX translation.
(3)	2Q21 consumer includes an increase of approximately $53 million related to FX translation.
(4)	3Q21 includes an approximate $280 million reclass related to the announced sale of Citi's consumer banking operations in Australia. The ACLL was reclassified to Other assets during 3Q21. 3Q21 consumer also includes a decrease of approximately $80 million related to FX translation.
(5)	4Q21 includes an approximate $90 million reclass related to the announced sale of Citi's consumer banking operations in the Philippines. The ACLL was reclassified to Other assets during 4Q21. 4Q21 consumer also includes a decrease of approximately $6 million related to FX translation.
(6)	1Q22 includes an approximate $350 million reclass related to the announced sales of Citi's consumer banking businesses in Thailand, India, Malaysia, Taiwan, Indonesia, Bahrain, and Vietnam. The ACLL was reclassified to Other assets during 1Q22. 1Q22 consumer also includes a decrease of approximately $100 million related to FX translation.
(7)	Represents additional credit reserves recorded as other liabilities on the Consolidated Balance Sheet.
(8)	March 31, 2021, June 30, 2021, September 30, 2021, December 31, 2021 and March 31, 2022 exclude $7.5 billion, $7.7 billion, $7.2 billion, $6.1 billion, and $5.7 billion respectively, of loans that are carried at fair value.

NM Not meaningful.

Reclassified to conform to the current period's presentation.

NON-ACCRUAL ASSETS

(In millions of dollars)

						1Q22 Increase/
	1Q	2Q	3Q	4Q	1Q	(Decrease) from
	2021	2021	2021	2021	2022	4Q21	1Q21

Corporate non-accrual loans by region(1)
North America	$1,211	$895	$923	$510	$462	(9%)	(62%)
EMEA	562	447	407	367	688	87%	22%
Latin America	739	767	679	568	631	11%	(15%)
Asia	204	141	110	108	85	(21%)	(58%)
Total	$2,716	$2,250	$2,119	$1,553	$1,866	20%	(31%)

Corporate non-accrual loans(1)
Banking	$2,362	$1,852	$1,739	$1,239	$1,323	7%	(44%)
Services	84	81	74	70	297	NM	NM
Markets	20	12	13	12	13	8%	(35%)
Mexico SBMM	250	305	293	232	233	-	(7%)
Total	$2,716	$2,250	$2,119	$1,553	$1,866	20%	(31%)

Consumer non-accrual loans(1)
Personal Banking and Global Wealth Management	$817	$711	$637	$680	$586	(14%)	(28%)
Asia Consumer(2)	292	303	259	209	38	(82%)	(87%)
Mexico Consumer	720	612	549	524	512	(2%)	(29%)
Legacy Holdings Assets - Consumer	545	506	425	413	381	(8%)	(30%)
Total	$2,374	$2,132	$1,870	$1,826	$1,517	(17%)	(36%)

Total non-accrual loans (NAL)	$5,090	$4,382	$3,989	$3,379	$3,383	-	(34%)

Other real estate owned (OREO)(3)	$43	$33	$21	$27	$26	(4%)	(40%)

NAL as a percentage of total loans	0.76%	0.65%	0.60%	0.51%	0.51%

ACLL as a percentage of NAL	425%	439%	444%	487%	455%

(1)	Corporate loans are placed on non-accrual status based upon a review by Citigroup's risk officers. Corporate non-accrual loans may still be current on interest payments. With limited exceptions, the following practices are applied for consumer loans: consumer loans, excluding credit cards and mortgages, are placed on non-accrual status at 90 days past due, and are charged off at 120 days past due; residential mortgage loans are placed on non-accrual status at 90 days past due and written down to net realizable value at 180 days past due. Consistent with industry conventions, Citigroup generally accrues interest on credit card loans until such loans are charged off, which typically occurs at 180 days contractual delinquency. As such, the non-accrual loan disclosures do not include credit card loans. The balances above represent non-accrual loans within Consumer Loans and Corporate Loans on the Consolidated Balance Sheet.
(2)	Asia Consumer includes balances for certain EMEA countries for all periods presented.
(3)	Represents the carrying value of all property acquired by foreclosure or other legal proceedings when Citigroup has taken possession of the collateral. Also includes former premises and property for use that is no longer contemplated.

NM Not meaningful.

Reclassified to conform to the current period's presentation.

CITIGROUP

CET1 CAPITAL AND SUPPLEMENTARY LEVERAGE RATIOS, TANGIBLE COMMON EQUITY, BOOK VALUE

PER SHARE AND TANGIBLE BOOK VALUE PER SHARE

(In millions of dollars or shares, except per share amounts and ratios)

	March 31,	June 30,	September 30,	December 31,	March 31,
Common Equity Tier 1 Capital Ratio and Components(1)	2021	2021	2021(2)	2021(2)	2022(2)(3)
Citigroup common stockholders' equity(4)	$182,402	$184,289	$183,005	$183,108	$178,845
Add: qualifying noncontrolling interests	132	138	136	143	126
Regulatory capital adjustments and deductions:
Add:
CECL transition and provisionl(5)	4,359	3,774	3,389	3,028	2,271
Less:
Accumulated net unrealized gains (losses) on cash flow hedges, net of tax	1,037	864	663	101	(1,440)
Cumulative unrealized net gain (loss) related to changes in fair value of financial liabilities attributable to own creditworthiness, net of tax	(1,172)	(1,258)	(1,317)	(896)	27
Intangible assets:
Goodwill, net of related deferred tax liabilities (DTLs)(6)	20,854	20,999	20,689	20,619	20,120
Identifiable intangible assets other than mortgage servicing rights (MSRs), net of related DTLs	4,054	3,986	3,899	3,800	3,698
Defined benefit pension plan net assets; other	1,485	2,040	2,068	2,080	2,230
Deferred tax assets (DTAs) arising from net operating loss, foreign tax credit and general business credit carry-forwards	11,691	11,192	10,897	11,270	11,701
Excess over 10% / 15% limitations for other DTAs, certain common stock investments and MSRs(9)	-	-	-	-	1,157
Common Equity Tier 1 Capital (CET1)	$148,944	$150,378	$149,631	$149,305	$143,749
Risk-Weighted Assets (RWA)(5)	$1,287,619	$1,277,234	$1,284,316	$1,219,175	$1,264,581
Common Equity Tier 1 Capital ratio (CET1/RWA)	11.57%	11.77%	11.65%	12.25%	11.4%

Supplementary Leverage Ratio and Components
Common Equity Tier 1 Capital (CET1)(5)	$148,944	$150,378	$149,631	$149,305	$143,749
Additional Tier 1 Capital (AT1)(7)	21,540	19,258	19,271	20,263	20,264
Total Tier 1 Capital (T1C) (CET1 + AT1)	$170,484	$169,636	$168,902	$169,568	$164,013
Total Leverage Exposure (TLE)(5)(8)	$2,454,564	$2,903,760	$2,911,050	$2,957,764	$2,936,715
Supplementary Leverage ratio (T1C/TLE)	6.95%	5.84%	5.80%	5.73%	5.6%

Tangible Common Equity, Book Value and Tangible Book Value Per Share
Common stockholders' equity	$182,269	$184,164	$182,880	$182,977	$178,714
Less:
Goodwill	21,905	22,060	21,573	21,299	19,865
Intangible assets (other than MSRs)	4,308	4,268	4,144	4,091	4,002
Goodwill and identifiable intangible assets (other than MSRs) related to assets HFS	-	-	257	510	1,384
Tangible common equity (TCE)	$156,056	$157,836	$156,906	$157,077	$153,463
Common shares outstanding (CSO)	2,067.0	2,026.8	1,984.3	1,984.4	1,941.9
Book value per share (common equity/CSO)	$88.18	$90.86	$92.16	$92.21	$92.03
Tangible book value per share (TCE/CSO)	$75.50	$77.87	$79.07	$79.16	$79.03

(1)	See footnote 6 on page 1.
(2)	See footnote 5 on page 3.
(3)	Preliminary.
(4)	Excludes issuance costs related to outstanding preferred stock in accordance with Federal Reserve Board regulatory reporting requirements.
(5)	See footnote 7 on page 1.
(6)	Includes goodwill “embedded” in the valuation of significant common stock investments in unconsolidated financial institutions.
(7)	Additional Tier 1 Capital primarily includes qualifying noncumulative perpetual preferred stock and qualifying trust preferred securities.
(8)	Commencing with the second quarter of 2020 and continuing through the first quarter of 2021, Citigroup's TLE temporarily excluded U.S. Treasuries and deposits at Federal Reserve banks. For additional information, See "Capital Resources" in Citi's 2021 Annual Report on Form 10-K.
(9)	Assets subject to 10%/15% limitations include MSRs, DTAs arising from temporary differences and significant common stock investments in unconsolidated financial institutions. As of March 31, 2022, the deduction related only to DTAs arising from temporary differences that exceeded the 10% limitation.

Reclassified to conform to the current period's presentation.